      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 2
                                       TO

                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)
                            ------------------------
                            ATRIA COMMUNITIES, INC.
                                (NAME OF ISSUER)
                            ATRIA COMMUNITIES, INC.
                            VENCOR HOLDINGS, L.L.C.
                                  VENCOR, INC.
                      (NAME OF PERSON(S) FILING STATEMENT)

                     COMMON STOCK, PAR VALUE $.10 PER SHARE
                         (TITLE OF CLASS OF SECURITIES)

                                   049905102
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                            ------------------------

         W. PATRICK MULLOY, II                       W. BRUCE LUNSFORD                         W. BRUCE LUNSFORD
        ATRIA COMMUNITIES, INC.                         VENCOR, INC.                        VENCOR HOLDINGS, L.L.C.
   501 SOUTH FOURTH AVENUE, SUITE 140                3300 AEGON CENTER                         3300 AEGON CENTER
       LOUISVILLE, KENTUCKY 40202                  400 WEST MARKET STREET                    400 WEST MARKET STREET
             (502) 719-1600                      LOUISVILLE, KENTUCKY 40202                LOUISVILLE, KENTUCKY 40202
                                                       (502) 596-7300                            (502) 596-7300
             (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSONS AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON
                                         BEHALF OF THE PERSON(S) FILING STATEMENT)

                            ------------------------

      THE COMMISSION IS REQUESTED TO SEND COPIES OF ALL COMMUNICATIONS TO:

                   J. VAUGHAN CURTIS, ESQ.                                          ROBERT A. HEATH, ESQ.
                      ALSTON & BIRD LLP                                             WYATT, TARRANT & COMBS
                     ONE ATLANTIC CENTER                                                CITIZENS PLAZA
                  1201 WEST PEACHTREE STREET                                   LOUISVILLE, KENTUCKY 40202-2895
                 ATLANTA, GEORGIA 30309-3424                                            (502) 589-5235
                        (404) 881-7000

                            ------------------------

This statement is filed in connection with (check the appropriate box):

a. /x/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b. / / The filing of a registration statement under the Securities Act of 1933.
c. / / A tender offer.
d. / / None of the above.

   Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. /x/

                           CALCULATION OF FILING FEE

======================================== =====================================
   TRANSACTION VALUATION*                             AMOUNT OF FILING FEE
---------------------------------------- -------------------------------------
      $482,642,455                                         $96,530
======================================== =====================================

/x/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


Amount previously paid: $96,530            Filing party: Atria Communities, Inc.
Form or Registration no.: 000-21159        Date filed: May 21, 1998

------------------------
* For purposes of calculation of the filing fee only. This transaction relates to the proposed merger (the 'Merger') of KA Acquisition Corp. with and into Atria Communities, Inc. (the 'Company'). The 'Transaction Valuation' amount referenced above is based upon (i) the acquisition of 22,150,294 shares of Common Stock, par value $.10 per share (the 'Common Stock'), of the Company at $20.25 per share, the cash price per share of Common Stock to be paid in the Merger, (ii) the cash out of options to purchase 1,672,507 shares of Common Stock, and (iii) the aggregate market value of 1,234,568 shares of Common Stock held by Vencor Holdings, L.L.C., based on the closing price per share of Common Stock of $18.063 on May 18, 1998. In accordance with Rule 0-11(c)(1) under the Securities Exchange Act of 1934, the filing fee is determined by multiplying the sum of the amounts calculated pursuant to the preceding sentence by 1/50th of one percent.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The cross-reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 as promulgated under the Securities Exchange Act of 1934, as amended, and shows the location in the Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item in this Statement are qualified in their entirety by the information contained in the Proxy Statement and the exhibits thereto.

                             CROSS REFERENCE SHEET

     SCHEDULE 13E-3 ITEM:                               LOCATION IN THE PROXY STATEMENT:
     -------------------                                -------------------------------
Item 1(a).....................  *

Item 1(b)                       'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval' and
                                'MARKET PRICES FOR THE COMMON STOCK'

Item 1(c).....................  'MARKET PRICES FOR THE COMMON STOCK'

Item 1(d).....................  'DIVIDENDS'

Item 1(e).....................  'UNDERWRITTEN PUBLIC OFFERINGS'

Item 1(f).....................  'PURCHASES OF COMMON STOCK BY CERTAIN PERSONS'

Item 2(a)-(d) and (g).........  'TRANSACTION PARTIES,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC' and
                                'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING
                                CORPORATION'

Item 2(e)-(f).................  *

Item 3(a)(1)..................  'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC-- Certain Transactions'

Item 3(a)(2)..................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,'
                                'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of
                                Certain Persons in the Merger,' 'THE MERGER AGREEMENT,' APPENDIX A--'AGREEMENT
                                AND PLAN OF MERGER,' and APPENDIX B--'SUPPORT AGREEMENT BY AND AMONG PARENT,
                                MERGER SUB AND CERTAIN PREDECESSORS TO VENCOR AND VHLLC'

Item 3(b).....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,'
                                'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of
                                Certain Persons in the Merger,' 'THE MERGER AGREEMENT,' 'SECURITY OWNERSHIP OF
                                THE COMPANY' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER'

Item 4(a).....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL
                                FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,'
                                'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER
                                AGREEMENT' and APPENDIX A-- 'AGREEMENT AND PLAN OF MERGER'

Item 4(b).....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL
                                FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,'
                                'SPECIAL FACTORS--Certain Federal Income Tax Consequences of the Merger,'
                                'SPECIAL FACTORS--Plans for the Company After the

                                Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE
                                MERGER AGREEMENT,' 'SECURITY OWNERSHIP OF THE COMPANY' and APPENDIX A--'AGREEMENT
                                AND PLAN OF MERGER'

Item 5(a)-(g).................  'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Plans for the
                                Company After the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger;
                                Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in
                                the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'THE
                                MERGER AGREEMENT--The Surviving Corporation,' 'DIRECTORS AND EXECUTIVE OFFICERS
                                OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING CORPORATION--Information
                                Concerning Directors and Executive Officers of the Surviving Corporation' and
                                APPENDIX A-- 'AGREEMENT AND PLAN OF MERGER'

Item 6(a)-(c).................  'SOURCE OF FUNDS FOR THE MERGER'

Item 6(d).....................  **

Item 7(a) and (c).............  'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Recommendations of
                                the Special Committee, the Board, Vencor and VHLLC' and 'SPECIAL FACTORS--Purpose
                                and Structure of the Merger; Certain Effects of the Merger'

Item 7(b).....................  'SPECIAL FACTORS--Background of the Merger' and 'SPECIAL FACTORS--Recommendations
                                of the Special Committee, the Board, Vencor and VHLLC'

Item 7(d).....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Certain Federal
                                Income Tax Consequences of the Merger,' 'SPECIAL FACTORS--Accounting Treatment of
                                the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'SPECIAL
                                FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER
                                AGREEMENT--General,' 'THE MERGER AGREEMENT--The Surviving Corporation,' 'THE
                                MERGER AGREEMENT--Consideration to be Received by Stockholders of the Company,'
                                'SOURCE OF FUNDS FOR THE MERGER,' 'SECURITY OWNERSHIP OF THE COMPANY,' 'DIRECTORS
                                AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING
                                CORPORATION--Information Concerning Directors and Executive Officers of the
                                Surviving Corporation' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER'

Item 8(a)-(b).................  'SPECIAL FACTORS--Recommendations of the Special Committee, the Board, Vencor and
                                VHLLC'

Item 8(c).....................  'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' and
                                APPENDIX A--'AGREEMENT AND PLAN OF MERGER'

Item 8(d).....................  'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS-- Opinion of the
                                Company's and Special Committee's Financial Advisor' and APPENDIX F--'OPINION OF
                                BT ALEX. BROWN INCORPORATED.'

Item 8(e).....................  'SPECIAL FACTORS--Background of the Merger' and 'SPECIAL FACTORS--Recommendations
                                of the Special Committee, the Board, Vencor and VHLLC'

Item 8(f).....................  **

Item 9(a)-(c).................  'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS-- Opinion of the
                                Company's and Special Committee's Financial Advisor' and APPENDIX F--'OPINION OF
                                BT ALEX. BROWN INCORPORATED'

Item 10(a)....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,'
                                'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of
                                Certain Persons in the Merger,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC'
                                and 'SECURITY OWNERSHIP OF THE COMPANY'

Item 10(b)....................  'PURCHASES OF COMMON STOCK BY CERTAIN PERSONS'

Item 11.......................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,'
                                'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Plans for the
                                Company After the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the
                                Merger,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC' and 'SECURITY
                                OWNERSHIP OF THE COMPANY'

Item 12(a)....................  'INTRODUCTION--Proposal to be Considered at the Special Meeting,'
                                'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of
                                the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of
                                Certain Persons in the Merger,' 'THE MERGER AGREEMENT--Consideration to be
                                Received by Stockholders of the Company,' 'CERTAIN INFORMATION CONCERNING VENCOR
                                AND VHLLC,' 'SECURITY OWNERSHIP OF THE COMPANY' and APPENDIX A--'AGREEMENT AND
                                PLAN OF MERGER'

Item 12(b)....................  'SPECIAL FACTORS--Recommendations of the Special Committee, the Board, Vencor and
                                VHLLC'

Item 13(a)....................  'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL
                                FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,'
                                'APPRAISAL RIGHTS' and APPENDIX E--'SECTION 262 OF THE DELAWARE GENERAL
                                CORPORATION LAW'

Item 13(b)-(c)................  **

Item 14(a)....................  'INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE,' 'SELECTED HISTORICAL FINANCIAL
                                INFORMATION OF THE COMPANY,' and 'INDEPENDENT AUDITORS'

Item 14(b)....................  UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Item 15(a)....................  'SPECIAL FACTORS--Plans for the Company After the Merger' and 'SOURCE OF FUNDS
                                FOR THE MERGER'

Item 15(b)....................  'INTRODUCTION--Proxies; Proxy Solicitation'

Item 16.......................  The Proxy Statement in its entirety.

Item 17(a)-(f)................  *

------------------
 * Information is contained in this Statement
** Not applicable

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

     This Rule 13e-3 Transaction Statement (this 'Statement') of Atria Communities, Inc., a Delaware corporation (the 'Company'), Vencor, Inc., a Delaware corporation ('Vencor'), and Vencor Holdings, L.L.C., a Delaware limited liability company and an indirect wholly owned subsidiary of Vencor ('VHLLC'), relates to an Agreement and Plan of Merger dated as of April 19, 1998, as amended (the 'Merger Agreement'), among the Company, Kapson Senior Quarters Corp., a Delaware corporation ('Parent'), and KA Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ('Merger Sub'), pursuant to which, among other things, (a) Merger Sub will be merged with and into the Company (the 'Merger' or the 'Transaction'), with the Company continuing as the surviving corporation (the 'Surviving Corporation'), (b) each outstanding share of common stock, $.10 par value, of the Company (the 'Common Stock') (except (i) 1,234,568 of the 10,000,000 shares of Common Stock held by VHLLC (the 'Retained Shares'), and (ii) those shares of Common Stock held by the Company (as treasury stock), by Parent or by their respective certain subsidiaries) will be converted into the right to receive $20.25 in cash, without interest, (c) each of the Retained Shares, and each share of Common Stock held by any subsidiary of the Company or Parent (but excluding Merger Sub), will be converted into one share of the Surviving Corporation's common stock, $.01 par value per share ('Recapitalized Common Stock'), (d) each outstanding share of Common Stock held by the Company as treasury stock or held by Parent or Merger Sub will be canceled without consideration and (e) each outstanding share of Merger Sub common stock will be converted into 9,135.802 shares of Recapitalized Common Stock. The Merger Agreement and the Merger have already been approved by the board of directors of each of the corporations that are parties to the Merger Agreement and are subject to the approval and adoption of the stockholders of
the Company at a Special Meeting of Stockholders to be held on August   , 1998.
This Statement is intended to satisfy the reporting requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the 'Act'). A copy of the Merger Agreement is filed by the Company as Appendix A to the Company's Proxy Statement (the 'Proxy Statement') and incorporated by reference in Item 17(c) to this Statement.

     (a) The issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction is the Company. The address of the Company's principal executive offices is 501 South Fourth Avenue, Suite 140, Louisville, Kentucky 40202.

     (b) The information set forth in 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval' and 'MARKET PRICES FOR THE COMMON STOCK' in the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in 'MARKET PRICES FOR THE COMMON STOCK' in the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in 'DIVIDENDS' in the Proxy Statement is incorporated herein by reference.

     (e) The information set forth in 'UNDERWRITTEN PUBLIC OFFERINGS' in the Proxy Statement is incorporated herein by reference.

     (f) The information set forth in 'PURCHASES OF COMMON STOCK BY CERTAIN PERSONS' in the Proxy Statement is incorporated herein by reference.

ITEM 2. IDENTITY AND BACKGROUND.

     (a) - (d) and (g) This statement is being filed by the Company, the issuer of the class of equity securities that is the subject of the Rule 13e-3 transaction, by Vencor and by VHLLC. The information set forth in 'TRANSACTION PARTIES,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC' and 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING CORPORATION' in the Proxy Statement is incorporated herein by reference.

     (e) - (f) None of the Company, Vencor and VHLLC or, to the best of their knowledge, any of the persons listed as directors or executive officers of the Company, Vencor or VHLLC under 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR, VHLLC AND THE SURVIVING CORPORATION' in the Proxy Statement, has during the last five years (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

     (a)(1) The information set forth in 'CERTAIN INFORMATION CONCERNING VENCOR and VHLLC-- Certain Transactions' of the Proxy Statement is incorporated herein by reference.

     (a)(2) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT,' APPENDIX A--'AGREEMENT AND PLAN OF MERGER,' APPENDIX B-- 'SUPPORT AGREEMENT BY AND AMONG PARENT, MERGER SUB AND CERTAIN PREDECESSORS TO VENCOR AND VHLLC' of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS-- Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT,' 'SECURITY OWNERSHIP OF THE COMPANY' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

ITEM 4. TERMS OF THE TRANSACTION.

     (a) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Certain Federal Income Tax Consequences of the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT,' 'SECURITY OWNERSHIP OF THE COMPANY' and APPENDIX A-- 'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a) - (g) The information set forth in 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS-- Interests of Certain Persons in the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'THE MERGER AGREEMENT--The Surviving Corporation,' 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR AND VHLLC AND THE SURVIVING CORPORATION-- Information Concerning Directors and Executive Officers of the Surviving Corporation' and APPENDIX A-- 'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a) - (c) The information set forth in 'SOURCE OF FUNDS FOR THE MERGER' of the Proxy Statement is incorporated herein by reference.

     (d) Not applicable.

ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.


     (a) and (c) The information set forth in 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Recommendations of the Special Committee, the Board, Vencor and VHLLC' and 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger' of the Proxy Statement is incorporated herein by reference.



     (b) The information set forth in 'SPECIAL FACTORS--Background of the Merger' and 'SPECIAL FACTORS--Recommendations of the Special Committee, the Board, Vencor and VHLLC' of the Proxy Statement is incorporated herein by reference.


     (d) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Certain Federal Income Tax Consequences of the Merger,' 'SPECIAL FACTORS--Accounting Treatment of the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT--General,' 'THE MERGER AGREEMENT--The Surviving Corporation,' 'THE MERGER AGREEMENT--Consideration to be Received by Stockholders of the Company,' 'SOURCE OF FUNDS FOR THE MERGER,' 'SECURITY OWNERSHIP OF THE COMPANY,' 'DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, VENCOR AND VHLLC AND THE SURVIVING CORPORATION--Information Concerning Directors and Executive Officers of the Surviving Corporation' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

ITEM 8. FAIRNESS OF THE TRANSACTION.


     (a) - (b) The information set forth in 'SPECIAL FACTORS--Recommendations of the Special Committee, the Board, Vencor and VHLLC' of the Proxy Statement is incorporated herein by reference.


     (c) The information set forth in 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Opinion of the Company's and Special Committee's Financial Advisor' and APPENDIX F--'OPINION OF BT ALEX. BROWN INCORPORATED' of the Proxy Statement is incorporated herein by reference.

     (e) The information set forth in 'SPECIAL FACTORS--Background of the Merger' and 'SPECIAL FACTORS--Recommendations of the Special Committee, the Board, Vencor and VHLLC' of the Proxy Statement is incorporated herein by reference.

     (f) Not applicable.

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

     (a) - (c) The information set forth in 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Opinion of the Company's and Special Committee's Financial Advisor,' and APPENDIX F-- 'OPINION OF BT ALEX. BROWN INCORPORATED' of the Proxy Statement is incorporated herein by reference.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

     (a) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC' and 'SECURITY OWNERSHIP OF THE COMPANY' of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in 'PURCHASES OF COMMON STOCK BY CERTAIN PERSONS' of the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'INTRODUCTION--Record Date; Voting Rights; Vote Required for Approval,' 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Plans for the Company After the Merger,' 'SPECIAL FACTORS-- Interests of Certain Persons in the Merger,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC' and 'SECURITY OWNERSHIP OF THE COMPANY' of the Proxy Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a) The information set forth in 'INTRODUCTION--Proposal to be Considered at the Special Meeting,' 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS--Background of the Merger,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'SPECIAL FACTORS--Interests of Certain Persons in the Merger,' 'THE MERGER AGREEMENT--Consideration to be Received by Stockholders of the Company,' 'CERTAIN INFORMATION CONCERNING VENCOR AND VHLLC,' 'SECURITY OWNERSHIP OF THE COMPANY' and APPENDIX A--'AGREEMENT AND PLAN OF MERGER' of the Proxy Statement is incorporated herein by reference.


     (b) The information set forth in 'SPECIAL FACTORS--Recommendations of the Special Committee, the Board, Vencor and VHLLC' of the Proxy Statement is incorporated herein by reference.


ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

     (a) The information set forth in 'INTRODUCTION--Record Date; Voting Rights; Votes Required for Approval,' 'SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger,' 'APPRAISAL RIGHTS' and APPENDIX E--'SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW' of the Proxy Statement is incorporated herein by reference.

     (b) - (c) Not applicable.

ITEM 14. FINANCIAL INFORMATION.

     (a) The information set forth in 'INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE,' 'SELECTED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY,' and 'INDEPENDENT AUDITORS' of the Proxy Statement is incorporated herein by reference. The Company's Consolidated Financial Statements and related Notes contained in its Annual Report on Form 10-K for the Fiscal Year ended December 31, 1997, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998, are also incorporated herein by reference.

     (b) The information set forth in 'UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS' of the Proxy Statement is incorporated herein by reference.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a) The information set forth in 'SPECIAL FACTORS--Plans for the Company After the Merger' and 'SOURCE OF FUNDS FOR THE MERGER' of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in 'INTRODUCTION--Proxies; Proxy Solicitation' of the Proxy Statement is incorporated herein by reference.

ITEM 16. ADDITIONAL INFORMATION.

     The information set forth in the Proxy Statement is incorporated herein by reference in its entirety.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.


     (b)(1)*     --  Opinion of BT Alex. Brown Incorporated (attached as Appendix F to the Proxy Statement).

     (b)(2)*     --  BT Alex. Brown Incorporated Presentation to the Board of Directors of the Company, dated April
                     13, 1998.

     (b)(3)*     --  BT Alex. Brown Incorporated Presentation to the Board of Directors of the Company, dated April
                     19, 1998.

     (c)(1)      --  Agreement and Plan of Merger dated as of April 19, 1998 by and among the Company, Parent and
                     Merger Sub, as amended as of May 19, 1998 (attached as Appendix A to the Proxy Statement). The
                     Company will furnish supplementally any schedules or exhibits to the Commission upon request.

     (c)(2)      --  Support Agreement dated as of April 19, 1998 by and among Parent, Merger Sub and certain predecessors to Vencor and VHLLC (attached as Appendix B to the Proxy Statement).

     (c)(3)      --  Support Agreement dated as of April 19, 1998 by and among Parent, Merger Sub and the
                     Stockholders listed on Schedule A thereto (attached as Appendix C to the Proxy Statement).

     (c)(4)      --  Letter Agreement dated February 2, 1998 between the Company and Lazard Freres Real Estate
                     Investors LLC.

     (c)(5)      --  Letter Agreement dated February 26, 1998 between the Company and Lazard Freres Real Estate
                     Estate Investors LLC.

     (d)(1)      --  Preliminary Proxy Statement dated July   , 1998.

     (d)(2)      --  Notice of Special Meeting of Stockholders (included in Proxy Statement).

     (d)(3)*     --  Proxy Card.

     (d)(4)*     --  Press Release issued by the Company on February 2, 1998.

     (d)(5)*     --  Press Release issued by the Company on February 25, 1998.

     (d)(6)*     --  Press Release issued by the Company on April 20, 1998.

     (d)(7)*     --  Press Release issued by the Company on May 13, 1998.

     (d)(8)*     --  Press Release issued by the Company on June 15, 1998.

     (d)(9)*     --  Press Release issued by the Company on June 26, 1998.

    (d)(10)*     --  Chief Executive Officer's Letter to Stockholders (included in Proxy Statement).

        (e)*     --  Text of Section 262 of the Delaware General Corporation Law (attached as Appendix E to the
                     Proxy Statement).

         (f)     --  Not Applicable.


------------------
* Previously filed.

                                   SIGNATURE

     AFTER DUE INQUIRY AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, I CERTIFY THAT THE INFORMATION SET FORTH IN THIS STATEMENT IS TRUE, COMPLETE AND CORRECT.

                                  ATRIA COMMUNITIES, INC.

                                  By: /s/ W. PATRICK MULLOY, II
                                      ---------------------------------
                                      Name:   W. Patrick Mulloy, II
                                      Title:  President, Chief Executive Officer
                                              and Director


July 30, 1998

                                   SIGNATURE

     AFTER DUE INQUIRY AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, I CERTIFY THAT THE INFORMATION SET FORTH IN THIS STATEMENT IS TRUE, COMPLETE AND CORRECT.

                                  VENCOR, INC.


                                  By: /s/ JAMES H. GILLENWATER, JR.
                                      -----------------------------------
                                      Name:  James H. Gillenwater, Jr.
                                      Title: Senior Vice President, Planning and
                                             Development


July 30, 1998

                                   SIGNATURE

     AFTER DUE INQUIRY AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, I CERTIFY THAT THE INFORMATION SET FORTH IN THIS STATEMENT IS TRUE, COMPLETE AND CORRECT.

                                  VENCOR HOLDINGS, L.L.C.


                                  By: /s/ JAMES H. GILLENWATER, JR.
                                      ---------------------------------------
                                      Name:  James H. Gillenwater, Jr.
                                      Title: Senior Vice President, Planning and
                                             Development


July 30, 1998